Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OraSure Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carrie Eglinton Manner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carrie Eglinton Manner

Carrie Eglinton Manner

President and Chief Executive Officer

May 10, 2023